UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2012

SIMON PROPERTY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	04-6268599
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 WEST WASHINGTON STREET
INDIANAPOLIS, INDIANA	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 317.636.1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events

On September 25, 2012, Simon Property Group, Inc. (the “Company”) registered the offering and sale of 142,611 shares of the Company’s common stock by certain stockholders under the Company’s Registration Statement on Form S-3 (Registration No. 333-179874), the prospectus dated March 2, 2012, and the related prospectus supplement dated September 25, 2012.

In connection with the offering and sale of the Shares by the selling stockholders, the following exhibit is filed herewith in order to be incorporated by reference into the Registration Statement, the base prospectus and the prospectus supplement:  the opinion of counsel with respect to the validity of the Shares (Exhibit 5.1 to this Current Report on Form 8-K).

ITEM 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 5.1	Opinion of Faegre Baker Daniels LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 26, 2012

SIMON PROPERTY GROUP, INC.

By:	/s/ Steven K. Broadwater
Steven K. Broadwater
Senior Vice President and
Chief Accounting Officer